CBP-201-206 Rademikibart Add-on Treatment of an Acute Asthma Exacerbation (Seabreeze STAT Asthma) Exhibit 99.2

2 This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended (the “Act”). Forward-looking statements are statements that are not of historical fact and include, without limitation, statements regarding future events, our future financial condition, results of operations, business strategy and plans, prospective products (as well as their potential to achieve a differentiated, competitive, or favorable benefit or profile or trend, including on safety, tolerability, improvement, maintenance, clinical response, dosing, efficacy and/or convenience), planned or expected product approval applications or approvals, anticipated milestones, expected data readouts and enrollments, research and development plans and costs, potential future partnerships, expectations about existing partnerships, timing and likelihood of success, objectives of management for future operations, future results of anticipated product development efforts, and adequacy of existing cash and potential partnership funding to fund operations and capital expenditure requirements, as well as statements regarding industry trends. These statements are based on management’s current expectations of future events only as of the date of this presentation and are inherently subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control, including, among other things: the ability of our clinical trials to demonstrate safety and efficacy of our product candidates and other positive results; whether we will need expanded or additional trials in order to obtain regulatory approval for our product candidates; our ability to obtain and maintain regulatory approval of our product candidates; existing regulations and regulatory developments in the U.S., the UK, the PRC, Europe and other jurisdictions; the ability of our current cash and investments position to support planned operations; our plans and ability to obtain, maintain, protect and enforce our intellectual property rights and our proprietary technologies, including extensions of existing patent terms where available; our continued reliance on third parties to conduct additional clinical trials of our product candidates, and for the manufacture of our product candidates for preclinical studies and clinical trials; and the degree of market acceptance of our product candidates, if approved, by physicians, patients, healthcare payors and others in the medical community. Words such as “aim,” “anticipate,” “believe,” “could,” “expect,” “feel,” “goal,” “intend,” “may,” “optimistic,” “plan,” “potential,” “promising,” “will,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. The inclusion of forward-looking statements should not be regarded as a representation by Connect that any of its expectations, projections or plans will be achieved. Actual results may differ materially due to the risks and uncertainties inherent in Connect’s business and other risks described in Connect’s filings with the SEC. Further information regarding these and other risks is included under the heading “Risk Factors” in Connect’s annual and periodic reports filed with the SEC. These forward-looking statements should not be taken as forecasts or promises nor should they be taken as implying any indication, assurance or guarantee that the assumptions on which such forward-looking statements have been made are correct or exhaustive or, in the case of the assumptions, fully stated in this presentation. You are cautioned not to place undue reliance on the scientific data presented or these forward-looking statements, which speak only as of the date of this presentation. Except as required by law, Connect undertakes no obligation to publicly update any forward-looking statements, whether because of new information, future events or otherwise. Connect claims the protection of the safe harbor for forward-looking statements contained in the Act for all forward-looking statements. This presentation discusses product candidates that are under clinical study, and which have not yet been approved for marketing by the U.S. Food and Drug Administration, the National Medical Products Administration or by any other regulatory agency. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. Forward-Looking Statements

3 • 66% reduction in Treatment Failure (TxF) events compared to placebo by Day 28 • Although reduction in TxF observed with rademikibart was approximately 50% greater than projected, statistical significance not achieved (p=0.153) due to much lower overall rate of TxF events than projected from ABRA study* used to power Study 206 • 45% TxF rate in ABRA control arm and 50% reduction in benralizumab arm used to power Study 206 • TxF rate in placebo control arm in Study 206 was 7.4%; rademikibart arm TxF rate of 2.5% is 66% lower than placebo arm (50% greater difference than seen with benralizumab in ABRA at 28 days) • Rapid, statistically significant increase in post-bronchodilator FEV1 compared to placebo despite participants receiving maximal treatment (bronchodilator and systemic steroids) for exacerbations • Favorable safety profile with low overall incidence of adverse events and no individual adverse event occurring in more than 2 participants. Study 206 Preliminary Topline Results * Treating eosinophilic exacerbations of asthma and COPD with benralizumab (ABRA): double-blind, double-dummy, active placebo-controlled randomised trial

Phase 2 Clinical Trial of Rademikibart for Treatment of Acute Asthma Exacerbations

4

Seabreeze

STAT ASTHMA STUDY DESIGN


R
1:1
SOC + Rademikibart 600mg SC (n=79)
4-week assessment period
4-week follow-up period
SOC + Placebo SC (n=81)
Day 0
Single SC dose
Assessment of
Treatment Failure
Primary endpoint
Treatment Failure
Week 8
Study Completion

	Population		Primary Endpoint	Secondary Endpoints	Key Exploratory Endpoints
Seabreeze STAT Asthma	Adolescents and adults at urgent outpatient visit, ED or hospital	Eosinophil count of ≥ 300 cells/µL and ≥1 exacerbation in prior ~12 months	Treatment Failure (28 days after randomization) includes: • death (any cause), • (re)admission to hospital, • urgent visit to outpatient/ED provider for symptom worsening, or • necessity to intensify pharmacologic treatment.	•**KEY**: Absolute change from baseline in post-bronchodilator (BD) FEV1 at Wk 1; •Rate of exacerbations in 28 days •Time to new exacerbation in 28 days •Absolute change in post-BD FEV1 at Day 3 & Wk 4 •Mean change in respiratory symptoms. •Safety	•Time to ready for discharge in hospitalized patients •Disease specific-PROs connect BIOPHARMA

Abbreviations: COPD = Chronic obstructive pulmonary disease; FEV_1 = forced expiratory volume in 1 second; PRO =patient-reported outcome; SC = subcutaneous; SOC = standard of care:

5Phase 2 Seabreeze STAT Asthma Study Participant Disposition S C R E E N E D 323 S C R E E N F A I L E D 163 Reasons (participants may have >1) Did Not Meet Eligibility Criteria 77 (47.2%) No Exacerbation During Screening 86 (52.8%) Physician Decision 14 (8.6%) Participant Withdrew Consent 11 (6.7%) Lost to Follow-up 3 (1.8%) Study Terminated 0 Death 0 R A N D O M I Z E D 160 P L A C E B O n = 81 R A D E M I K I B A R T n = 79

6 Placebo (N=81) n (%) Rademikibart (N=79) n (%) Age (years): Mean (SD); Min, Max 57.1 (12.86); 13, 74 53.0 (13.01); 23, 73 Sex: Female Male 45 (55.6%) 36 (44.4%) 53 (67.1%) 26 (32.9%) Ethnicity: Not Hispanic 69 (85.2%) 71 (89.9%) Race: White Black Asian & Other 80 (98.8%) 0 2 (2.5%) 73 (92.4%) 4 (5.1%) 2 (2.5%) Smoking Status: Former/Nonsmoker Current 79 (97.5%) 2 (2.5%) 77 (97.5%) 2 (2.5%) Exacerbations in Prior 12 mos: Mean (SD) 1.6 (0.97) 1.6 (0.88) Baseline Eosinophil Count (cells/µL): Mean (SD) 500 (300) 600 (460) Baseline FeNO (ppb): 45.5 (51.88) 45.9 (43.58) Country: Serbia Georgia USA Argentina Great Britain Australia 41 (50.6%) 23 (28.4%) 5 (6.2%) 9 (11.1%) 2 (2.5%) 1 (1.2%) 40 (50.6%) 23 (29.1%) 9 (11.4%) 4 (5.1%) 2 (2.5%) 1 (1.3%) Phase 2 Seabreeze STAT Asthma Demographics and Baseline Characteristics

7 Treatment Failure (TxF) Rate in Trial Lower than Projected 66% Reduction in TxF with Rademikibart 50% Greater Than Projected Placebo (n=81) Rademikibart (n=79) P-value Treatment Failure Rate 6 (7.4%) 2 (2.5%) 66% reduction* 0.153 Death 0 0 Admission or readmission to hospital for asthma 0 0 ED visit or unscheduled medical visit for worsening asthma symptoms 4 (4.9%) 2 (2.5%) 50% reduction Intensified pharmacologic treatment without hospital admission or ED/unscheduled medical visit 2 (2.5%) 0 * Study 206 was powered based on 45% placebo arm TxF rate and approximately a 50% reduction observed for benralizumab arm in ABRA study ED – Emergency Department.

8Number of New Exacerbations Also Lower in Study 206 Placebo (n=81) Rademikibart (n=79) P-value Number of new exacerbations through Week 4 visit 5 (6.2%) 2 (2.5%) N/A * Study 206 was powered based on 45% placebo arm TxF rate and approximately a 50% reduction observed for benralizumab arm in ABRA study ED – Emergency Department. Due to the low number or exacerbations, the other secondary endpoints of rate of new asthma exacerbations in 28 days after randomization and time to the first new asthma exacerbation in the 28 days after randomization could not be calculated.

Time to Treatment Failure

9


Time to Treatment Failure Through Day 28
Probability of not experiencing a treatment failure
1.00
0.80
0.60
Placebo
81
81
78
75
73
Rademikibart
79
79
78
77
76
0
7
14
21
28
Days following IP administration
Placebo (n=81)
Rademikibart (n=79)
Censored (placebo)
Censored (rademikibart)

connect BIOPHARMA

10 Key Secondary Endpoint – Significant Increase in Post-Bronchodilator FEV1 on Day 7 (Day 28 also Significant Change from Baseline vs Placebo) Preliminary Topline Results 0 50 100 150 200 250 300 C ha ng e fro m B as el in e in P os t-B D F EV 1 (m L) Change from Baseline in Post-Bronchodilator FEV1 * Rademikibart (n=79) Placebo (n=81) Δ130 mL p=0.023 Δ140 mL p=0.012 Δ70 mL p = 0.135 Δ50 mL p = NS BD – Bronchodilator *LSM change from baseline

11 Placebo (N=81) n (%) Rademikibart (N=79) n (%) Any TEAE 16 (19.8%) 13 (16.5%) SAE 3 (3.7%) 1 (1.3%) TEAEs possibly related to IP 1 (1.2%) 2 (2.5%) TEAEs ≥Grade 3 2 (2.5%) 2 (2.5%) AESIs 0 1 (1.3%) TEAEs of DILI 0 0 TEAEs leading to IP discontinuation 0 0 TEAEs leading to trial withdrawal 0 0 Phase 2 Seabreeze STAT Asthma Study Adverse Event Summary Note: AESIs include conjunctivitis, keratitis, severe (Grade 3) injection site reactions persisting > 24 hrs, parasitic and opportunistic infections, and anaphylaxis Abbreviations: AESI, adverse event of special interest; CPK, creatine phosphokinase; DILI, drug-induced liver injury; GFR, glomerular filtration rate; IP, investigational product; SAE, serious adverse event; TEAE, treatment-emergent adverse event.

Phase 2 Seabreeze STAT Asthma Study Adverse Event Details

12

Placebo (N=81)		Rademikibart (N=79)	
Abdominal pain (n=1)	✓ SAE	Asthma (n=1; exacerbation - Day 42)	✓ SAE ✓ Grade 3 TEAE
Cholangitis (n=1) Drug hypersensitivity (n=1)	✓ SAE ✓ Grade 3 TEAE	Injection site erythema (n=1; left upper arm)	✓ Grade 3 TEAE ✓ AESI
Vertigo (n=1)	✓ Possibly related TEAE	Injection site erythema (n=2; multiple locations)	✓ Possibly related TEAE
Asthma (n=2; exacerbation) Diarrhea (n=2) Urinary tract infection (n=2)	✓ Most common TEAE	Injection site erythema (n=2) Blood triglycerides increased (n=2) Urinary tract infection (n=2)	✓ Most common TEAE

Abbreviations: AESI, adverse event of special interest; SAE, serious adverse event; TEAE, treatment-emergent adverse event

Notes:
No AEs of 'eosinophil count increased' or 'eosinophilia' reported in the study. The protocol required eosinophil counts ≥1500 cells/μL or if symptomatic to be reported as an AE. Asthma exacerbations reported as an Adverse Event only if more severe than Index Exacerbation or more frequent than expected for participant.

connect BIOPHARMA

13 • Clinically meaningful 66% reduction in Treatment Failure (TxF) observed through Day 28 • Rapid, statistically significant and clinically meaningful increase in post- bronchodilator FEV1 compared to placebo observed at Day 7 • Day 7 FEV1 improvement is Key Secondary Endpoint, which we plan to propose to FDA as Phase 3 endpoint • FDA has previously indicated they prefer an endpoint showing rapid benefit • Favorable safety profile Study 206 Topline Results - Conclusions

14Snapshot of the Asthma Market • Based on the rapid onset of FEV1 increases, current development of rademikibart is focused on treatment of acute exacerbations of asthma and COPD • Updated market research indicates that there were approximately 1.6M ED visits in the US for acute asthma attacks in T2 high patients in 2025* • Penetration of biologics into the asthma market is very low: 2.26% of all asthma patients (288,683 of 12.7M) received an asthma biologic in 2025, rising to 3.44% among the type- 2-high subset leaving a large untapped market • Ultimately, goal is to have both acute and chronic indications for rademikibart • Market research indicates that acute use will drive significant chronic use *Komodo 2025 Asthma Biologic Penetration ED – Emergency Department

Real-World Claims Data

How we measure disease burden at national scale

Every time a patient is treated, a billing claim is created. Aggregated across payers, those claims show how care is actually delivered in the United States.

WHAT IS CAPTURED

Diagnosis, procedure, prescription, site of care, and amount paid, for every billed encounter.

WHAT WE DO WITH IT

Size the patient population, quantify the cost of uncontrolled disease, and design better trials.

THE DATA SOURCE: KOMODO HEALTH HEALTHCARE MAP

330M+	160M	60+	1T+	Daily
de-identified U.S. patient journeys	closed, linkable lives per year	contributing data sources	linked patient records	refresh of the underlying map

Claims are coded for billing, not for research, so cohorts are pre-specified and validated before any figure is reported.

Source: Komodo Health, Healthcare Map product overview and company press materials (komodohealth.com), accessed September 2026; figures as reported by the vendor. All analyses use HIPAA-compliant de-identified data. HIPAA, Health Insurance Portability and Accountability Act.

connect BIOPHARMA

2025 US National Claims Data Patients Aged 12 and Over Distribution of Emergency Visits for Asthma with Costs

Acute asthma attack
2,158,005 ER visits/yr

Not type 2–high · 565,397 · 26.2% *not carried forward*

Type 2–high 1,592,608 73.8%

76% of the 90-day spend lands in the first month.

HOW THE VISIT ENDS…	**Treat + Release** discharged from the ER		**Observation** held, not admitted		**Admitted** inpatient stay	
Type 2–high visits a year †	**1,138,353**	71.5%	**144,783**	9.1%	**309,472**	19.4%
WHAT HAPPENS IN THE FIRST 30 DAYS…						
Returned to ER or was admitted ≤30 days	**194,658**	**17.1%**	**22,441**	**15.5%**	**64,061**	**20.7%**
↳ extra cost those returns drive per patient	**$4,992**		**$11,249**		**$19,572**	
30-day cost for returning patients	**$971M**		**$253M**		**$1,254M**	
Cost savings with 66% reduction in 30-day returns	**$641M**	**$563 per Treated and Released visits**	**$167M**	**$1,153 per Observed visits**	**$828M**	**$2,674 per Admitted visits**

ER = emergency room; type 2–high = elevated eosinophils, IgE or a documented atopic condition; allowed amount = billed and allowed by the plan, before the plan's share is netted out
Visit volume: Komodo Healthcare Map, age 12+, CY2025, standardised for age and payer mix — 2,158,005 is the projection of 1,087,531 observed ER episodes.

connect BIOPHARMA